American Century Quantitative Equity Funds

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

GLOBAL GOLD FUND * INCOME & GROWTH FUND * EQUITY GROWTH FUND
UTILITIES FUND * GLOBAL NATURAL RESOURCES FUND * SMALL COMPANY FUND

Supplement dated October 24, 2003 * Statement of Additional Information dated August 29, 2003

Effective October 24, 2003, the Global Natural Resources Fund was liquidated and is no longer available for purchase.

SH-SPL-35359   0310